ADVISORS DISCIPLINED TRUST 594

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the securities of Sybase Inc. are no longer included in the portfolio.


     Supplement Dated:  August 4, 2010













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